united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

HCM Tactical Growth Fund

Class A Shares: HCMGX
Class I Shares: HCMIX
Class R Shares: HCMSX
Investor Class Shares: HCMDX

HCM Dividend Sector Plus Fund

Class A Shares: HCMNX
Class I Shares: HCMQX
Class R Shares: HCMZX
Class A1 Shares: HCMWX
Investor Class Shares: HCMPX

HCM Income Plus Fund

Class A Shares: HCMEX
Class I Shares: HCMLX
Investor Class Shares: HCMKX

Annual Report
June 30, 2022

1-855-969-8464
www.howardcmfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Annual Report

We are pleased to present you with the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, and HCM Income Plus Fund Annual Report for the year ending June 30, 2022.

The fiscal year was marked by a correction in the major markets owing to high inflation and fears of an impending recession. After the unexpected and protracted war in Ukraine began, the sanctions against Russia became the media’s focus as spiraling inflation was wreaking havoc among business owners and consumers alike. As the U.S. government rallied the developed nations around the world to join hands against Russia, the fear of global stagflation gripped the central banks of all those nations, forcing them to raise rates and send the markets into somewhat of a tizzy.

As the markets continued an upswing from the fourth quarter of 2021, the initial expectations were of a strong beginning to 2022 for economic performance and the markets. The expansionary monetary policy and fiscal stimulus from the Biden administration prompted consumer spending and provided available cash for investments that helped jump start the economy and push the markets higher in the second half of 2021. This, however, changed halfway into the month of January as the Fed announced its plan to raise interest rates and conduct open market operations in an effort to reduce the country’s swelling $9 trillion balance sheet. Market volatility raged and inflation continued its upward march.

Inflation soared in the fourth quarter of 2021, upwards of 7%. According to the Bureau of Labor Statistics, inflation was measured at 9.1% as of June 2022. Fed Chairman Jerome Powell announced that the Fed was struggling to handle the situation and expects it to continue in the months to come. In light of this, the Fed announced a substantial rate hike (0.75%) during the last week of June, the largest hike in 28 years. Chairman Powell also dismissed concerns of a recession that many investors are expecting to manifest by the end of the year.

The HCM mutual funds were fully invested throughout 2021. As a result of the increased volatility and downwards trajectory of the equity market, the HCM BuyLine® signaled a reduction in equity exposure near the end of January 2022. Notable sales include the reduction of leveraged index ETFs, semiconductor subsector exposure, small cap growth focused ETFs, as well as convertible and investment grade bonds. Overall, the funds benefited from a reduced equity exposure until the powerful rally in the equity markets the second half of March with the Nasdaq-100 rallying upwards of 16% in 11 trading days. Near the end of March, the BuyLine generated a buy signal, however, there was not a compelling reason to rush back into the equity market, so we began buying on pullbacks, deploying our cash in tranches. Unfortunately, this rally was abruptly stopped and succeeded by the S&P 500 falling seven weeks in a row, its longest losing streak since 2001. During this swift sell off our quantitative model triggered stops to reduce exposure in the financial sector and semiconductor sub sector within HCM Tactical Growth and convertible bond exposure within HCM Income Plus. The HCM BuyLine® then went negative for the second time in 2022 in the beginning of May, signaling a reduction in equity exposure and prompting all three funds to reduce their leveraged ETF exposure, more specifically Nasdaq-100 leveraged ETFs. Finally, there was a second signal to further reduce equity exposure in the middle of June. This second signal prompted a full liquidation of leveraged Nasdaq-100 ETFs within all funds. HCM Dividend Sector Plus further reduced its S&P 500 leverage exposure, HCM Income Plus liquidated all leveraged positions and reduced mega cap growth exposure, and HCM Tactical Growth liquidated its semiconductor exposure. During the fiscal year HCM Tactical Growth and HCM Dividend Sector Plus invested in derivatives in attempt to generate alpha in periods of market exhaustion from both buyers and sellers. Capital outlay remained insignificant and the effect on performance immaterial.

One year performance, as of 6/30/2022, for the A-share of our mutual funds is as follows: HCM Tactical Growth: -21.77%; HCM Dividend Sector Plus: -9.29%; HCM Income Plus: -18.28%. The HCM BuyLine®, our proprietary quantitative indicator that helps us determine when and how much to be invested in the equity market, has remained negative since early May 2022. The market can have some very misleading rallies in a bear market. There are some amazing buys out there right now, but they may trade even lower. Our strategy moving forward is to be patient, sit on the cash we have built up, let HCM-BuyLine® turn back up so we can get a clear picture that the trend has changed, and then we can come back into the market, ready to take advantage of more appealing price levels and entry points.

As we look beyond the reporting period, we remain cautiously optimistic. The HCM BuyLine® will be our compass and we are confident it will lead us in the right direction.

Thank you for being a shareholder of the HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, and HCM Income Plus Fund.

Sincerely,

Vance Howard

4012-NLD-08262022

1145 Hembree Road, Roswell, GA 30076 | www.howardcm.com | P: 770-642-4902 | F: 770-642-4906

HCM Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the period ended June 30, 2022 compared to its benchmarks:

				Annualized
		Annualized	Annualized	Inception** -
	One Year	Three Year	Five Year	June 30, 2022
HCM Tactical Growth Fund – Class A	(21.77)%	18.14%	13.76%	10.81%
HCM Tactical Growth Fund – Class A with load	(26.28)%	15.83%	12.42%	9.98%
HCM Tactical Growth Fund – Class I	(21.55)%	18.33%	13.88%	10.87%
HCM Tactical Growth Fund – Class R	(21.76)%	18.12%	13.75%	10.80%
HCM Tactical Growth Fund – Investor Class	(22.37)%	17.24%	12.91%	10.07%
S&P 500 TR Index***	(10.62)%	10.60%	11.31%	10.70%
HFRX Equity Hedge Index****	(0.93)%	5.30%	3.51%	2.49%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on June 30, 2022. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.26% for Class A shares, 2.01% for Class I shares, and 3.01% for Investor Class shares as per the November 1, 2021 prospectus, as revised November 9, 2021. The Fund’s total annual operating expenses, before fee waiver and expense reimbursement, are 2.76% for Class R shares per the July 8, 2014 prospectus. Redemptions made in less than 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-855-969-8464.

**	Inception date is July 30, 2014.

***	The S&P 500 TR Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index or benchmark.

****	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Indices are adjusted for the reinvestment of capital gains and income dividends. Investors cannot invest directly in an index or benchmark.

HCM Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

Comparison of the Change in Value of a $10,000 Investment

HCM Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

The Fund’s holdings by industry sector and investment type as of June 30, 2022 were as follows:

Industry Sector/Investment Type	% of Net Assets
Exchange Traded Funds
Equity - Large Cap Growth	23.6%
Equity - Large Cap Blend	14.1%
Common Stocks
Software	0.8%
Semiconductors	0.4%
Technology Hardware	0.2%
Internet Media & Services	0.1%
Specialty Finance	0.1%
Tobacco & Cannabis	0.1%
Industrial Support Services	0.1%
Retail - Discretionary	0.1%
Advertising & Marketing	0.1%
Beverages	0.1%
Home Construction	0.0	% *
E-Commerce Discretionary	0.0	% *
Technology Services	0.0	% *
Other Assets in Excess of Liabilities	60.2%
	100.0%

* Percentage rounds to less than 0.1%.

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

HCM Dividend Sector Plus Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the year ended June 30, 2022, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception** -
	One Year	Three Year	Five Year	June 30, 2022
HCM Dividend Sector Plus Fund – Class A	(9.29)%	16.78%	11.23%	12.64%
HCM Dividend Sector Plus Fund – Class A with load	(14.50)%	14.49%	9.92%	11.73%
HCM Dividend Sector Plus Fund – Class I	(9.05)%	17.13%	11.42%	12.78%
HCM Dividend Sector Plus Fund – Class R	(9.29)%	16.88%	11.28%	12.68%
HCM Dividend Sector Plus Fund – Class A1	(9.45)%	16.58%	11.04%	12.50%
HCM Dividend Sector Plus Fund – Class A1 with load	(14.66)%	14.31%	9.74%	11.59%
HCM Dividend Sector Plus Fund – Investor Class	(10.01)%	15.92%	10.39%	11.83%
S&P 500 TR Index***	(10.62)%	10.60%	11.31%	10.91%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.19% for Class A shares, 2.34% for Class A1 shares, 1.94% for Class I shares and 2.94% for Investor Class shares per the November 1, 2021 prospectus, as revised November 9, 2021. The Fund’s total annual operating expenses, before fee waiver and expense reimbursements, are 2.36% for Class R shares per the March 3, 2015 prospectus. Redemptions made less than 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-855-969-8464.

**	Inception date is March 11, 2015.

***	The S&P 500 TR Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index or benchmark.

HCM Dividend Sector Plus Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

Comparison of the Change in Value of a $10,000 Investment

HCM Dividend Sector Plus Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

The Fund’s holdings by industry sector and investment type as of June 30, 2022 were as follows:

Industry Sector/Investment Type	% of Net Assets
Exchange Traded Funds
Equity - Large Cap Blend	37.0%
Equity - Broad Market Blend	13.2%
Equity - Large Cap Growth	0.2%
Common Stocks
Oil & Gas Producers	1.0%
Electric Utilities	0.9%
Telecommunications	0.7%
Banking	0.7%
Entertainment Content	0.6%
Chemicals	0.5%
Health Care Facilities & Services	0.4%
Aerospace & Defense	0.4%
Food	0.4%
Technology Hardware	0.3%
Technology Services	0.3%
Home Construction	0.3%
Semiconductors	0.2%
Oil & Gas Services & Equipment	0.2%
Automotive	0.2%
Retail - Consumer Staples	0.2%
Biotech & Pharma	0.2%
Steel	0.2%
Beverages	0.2%
Medical Equipment & Devices	0.2%
Metals & Mining	0.2%
Insurance	0.2%
Tobacco & Cannabis	0.1%
Containers & Packaging	0.1%
Industrial Support Services	0.1%
Home & Office Products	0.1%
Publishing & Broadcasting	0.1%
Retail - Discretionary	0.1%
Other Assets in Excess of Liabilities	40.5%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

HCM Income Plus Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the period ended June 30, 2022, compared to its benchmark:

				Annualized	Annualized
		Annualized	Annualized	Inception** -	Inception*** -
	One Year	Three Year	Five Year	June 30, 2022	June 30, 2022
HCM Income Plus Fund – Class A	(18.28)%	9.51%	7.19%	7.11%	-
HCM Income Plus Fund – Class A with load	(22.97)%	7.35%	5.93%	5.99%	-
HCM Income Plus Fund – Class I	(18.12)%	-	-	-	10.11%
HCM Income Plus Fund – Investor Class	(18.90)%	8.73%	6.41%	6.35%	-
Bloomberg US Aggregate Bond Index ****	(10.29)%	(0.93)%	0.88%	0.97%	(1.62)%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on December 31, 2021.The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before fee waiver and expense reimbursements, are 1.61% for Class A shares, 2.36% for Investor Class shares, and 1.36% for Class I shares, per the November 1, 2021 prospectus, as revised November 9, 2021. Redemptions made less than 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-855-969-8464.

**	Inception date for Class A and Investor Class is November 9, 2016.

***	Inception date for Class I is September 11, 2019.

****	The Bloomberg US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. The index includes treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Investors cannot invest directly in an index or benchmark.

HCM Income Plus Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

Comparison of the Change in Value of a $10,000 Investment

HCM Income Plus Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2022

The Fund’s holdings by industry sector and investment type as of June 30, 2022 were as follows:

Industry Sector/Investment Type	% of Net Assets
Exchange Traded Funds
Equity - Large Cap Growth	20.2%
Fixed Income - Governement	6.2%
Other Assets in Excess of Liabilities	73.6%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

HCM TACTICAL GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 2.1%
	ADVERTISING & MARKETING - 0.1%
10,598	Omnicom Group, Inc.	$674,139

	BEVERAGES - 0.1%
7,197	Monster Beverage Corporation(a)	667,162

	E-COMMERCE DISCRETIONARY - 0.0%(b)
12,335	eBay, Inc.	513,999

	HOME CONSTRUCTION - 0.0%(b)
7,907	Lennar Corporation, Class A	557,997

	INDUSTRIAL SUPPORT SERVICES - 0.1%
1,550	WW Grainger, Inc.	704,367

	INTERNET MEDIA & SERVICES - 0.1%
370	Alphabet, Inc., Class C(a)	809,356

	RETAIL - DISCRETIONARY - 0.1%
3,865	Lowe’s Companies, Inc.	675,100

	SEMICONDUCTORS - 0.4%
7,577	Advanced Micro Devices, Inc.(a)	579,413
4,692	Analog Devices, Inc.	685,454
13,910	Intel Corporation	520,373
2,446	KLA Corporation	780,470
4,796	NVIDIA Corporation	727,026
4,331	QUALCOMM, Inc.	553,242
		3,845,978
	SOFTWARE - 0.8%
2,884	Microsoft Corporation	740,698
46,390	Salesforce, Inc.(a)	7,656,206
		8,396,904

See accompanying notes to financial statements.

HCM TACTICAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 2.1% (Continued)
	SPECIALTY FINANCE - 0.1%
5,521	American Express Company	$765,321

	TECHNOLOGY HARDWARE - 0.2%
5,071	Apple, Inc.	693,306
14,287	Cisco Systems, Inc.	609,198
5,390	Garmin Ltd.	529,568
		1,832,072
	TECHNOLOGY SERVICES - 0.0%(b)
2,674	PayPal Holdings, Inc.(a)	186,752

	TOBACCO & CANNABIS - 0.1%
7,567	Philip Morris International, Inc.	747,165

	TOTAL COMMON STOCKS (Cost $22,726,364)	20,376,312

	EXCHANGE-TRADED FUNDS — 37.7%
	EQUITY - 37.7%
282,680	Invesco QQQ Trust Series 1	79,229,550
269,809	iShares US Technology ETF	21,571,230
2,227,054	ProShares Ultra S&P500	99,994,724
1,115,598	ProShares Ultra Technology(a)	31,894,947
40,982	Vanguard Dividend Appreciation ETF	5,879,688
207,117	Vanguard Growth ETF	46,164,308
457,857	Vanguard Mega Cap Growth ETF	83,188,038
	TOTAL EXCHANGE-TRADED FUNDS (Cost $376,914,446)	367,922,485

	TOTAL INVESTMENTS - 39.8% (Cost $399,640,810)	$388,298,797
	OTHER ASSETS IN EXCESS OF LIABILITIES - 60.2%	588,108,543
	NET ASSETS - 100.0%	$976,407,340

ETF - Exchange-Traded Fund

(a)	- Non-income producing security.

(b)	- Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

HCM DIVIDEND SECTOR PLUS FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.1%
	AEROSPACE & DEFENSE - 0.4%
9,743	Huntington Ingalls Industries, Inc.	$2,122,220
5,277	Lockheed Martin Corporation	2,268,899
		4,391,119
	AUTOMOTIVE - 0.2%
41,957	BorgWarner, Inc.	1,400,105
34,809	General Motors Company(a)	1,105,534
		2,505,639
	BANKING - 0.7%
29,234	Comerica, Inc.	2,145,191
14,409	M&T Bank Corporation	2,296,651
102,230	Regions Financial Corporation	1,916,813
38,596	Zions Bancorp NA	1,964,536
		8,323,191
	BEVERAGES - 0.2%
38,531	Molson Coors Beverage Company, Class B	2,100,325

	BIOTECH & PHARMA - 0.2%
67,326	Organon & Company	2,272,253

	CHEMICALS - 0.5%
40,965	CF Industries Holdings, Inc.	3,511,930
64,136	Mosaic Company (The)	3,029,143
		6,541,073
	CONTAINERS & PACKAGING - 0.1%
39,074	Westrock Company	1,556,708

	ELECTRIC UTILITIES - 0.9%
78,895	AES Corporation (The)	1,657,584
14,547	Constellation Energy Corporation	832,961
34,889	Edison International	2,206,380
43,641	Exelon Corporation	1,977,810
48,221	NRG Energy, Inc.	1,840,596
70,408	PPL Corporation	1,910,169
		10,425,500

See accompanying notes to financial statements.

HCM DIVIDEND SECTOR PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.1% (Continued)
	ENTERTAINMENT CONTENT - 0.6%
54,997	Fox Corporation, Class A	$1,768,704
58,387	Fox Corporation - Class B	1,734,094
244,478	Warner Bros Discovery, Inc.(a)	3,280,894
		6,783,692
	FOOD - 0.4%
15,204	J M Smucker Company (The)	1,946,264
27,525	Tyson Foods, Inc., Class A	2,368,801
		4,315,065
	HEALTH CARE FACILITIES & SERVICES - 0.4%
35,543	Cardinal Health, Inc.	1,857,833
7,043	Laboratory Corp of America Holdings	1,650,597
14,474	Quest Diagnostics, Inc.	1,924,752
		5,433,182
	HOME & OFFICE PRODUCTS - 0.1%
9,017	Whirlpool Corporation	1,396,463

	HOME CONSTRUCTION - 0.3%
33,732	Masco Corporation	1,706,839
37,625	PulteGroup, Inc.	1,491,079
		3,197,918
	INDUSTRIAL SUPPORT SERVICES - 0.1%
6,278	United Rentals, Inc.(a)	1,524,989

	INSURANCE - 0.2%
19,836	Prudential Financial, Inc.	1,897,908

	MEDICAL EQUIPMENT & DEVICES - 0.2%
28,089	Hologic, Inc.(a)	1,946,568

	METALS & MINING - 0.2%
31,807	Newmont Corporation	1,897,924

	OIL & GAS PRODUCERS - 1.0%
103,885	APA Corporation	3,625,587

See accompanying notes to financial statements.

HCM DIVIDEND SECTOR PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.1% (Continued)
	OIL & GAS PRODUCERS - 1.0% (Continued)
119,128	Coterra Energy, Inc.	$3,072,311
110,734	Kinder Morgan, Inc.	1,855,902
160,113	Marathon Oil Corporation	3,599,340
		12,153,140
	OIL & GAS SERVICES & EQUIPMENT - 0.2%
92,127	Baker Hughes Company	2,659,706

	PUBLISHING & BROADCASTING - 0.1%
83,690	News Corporation, Class B	1,329,834

	RETAIL - CONSUMER STAPLES - 0.2%
50,348	Kroger Company (The)	2,382,971

	RETAIL - DISCRETIONARY - 0.1%
17,847	Best Buy Company, Inc.	1,163,446

	SEMICONDUCTORS - 0.2%
35,890	Intel Corporation	1,342,645
25,352	Micron Technology, Inc.	1,401,458
		2,744,103
	STEEL - 0.2%
20,608	Nucor Corporation	2,151,681

	TECHNOLOGY HARDWARE - 0.3%
137,816	Hewlett Packard Enterprise Company	1,827,440
67,220	HP, Inc.	2,203,472
		4,030,912
	TECHNOLOGY SERVICES - 0.3%
50,678	DXC Technology Company(a)	1,536,050
82,961	Nielsen Holdings plc	1,926,355
		3,462,405
	TELECOMMUNICATIONS - 0.7%
424,375	AT&T, Inc.	8,894,900

See accompanying notes to financial statements.

HCM DIVIDEND SECTOR PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 9.1% (Continued)
	TOBACCO & CANNABIS - 0.1%
42,123	Altria Group, Inc.	$1,759,478

	TOTAL COMMON STOCKS (Cost $110,866,684)	109,242,093

	EXCHANGE-TRADED FUNDS — 50.4%
	EQUITY - 50.4%
1,347,663	iShares Select Dividend ETF	158,579,505
870,083	ProShares Ultra S&P500	39,066,727
897,002	Vanguard Dividend Appreciation ETF	128,692,877
12,580	Vanguard Growth ETF	2,803,956
1,601,034	Vanguard High Dividend Yield ETF	162,825,158
1,969,134	WisdomTree US LargeCap Dividend Fund	116,375,819
	TOTAL EXCHANGE-TRADED FUNDS (Cost $551,369,279)	608,344,042

	TOTAL INVESTMENTS - 59.5% (Cost $662,235,963)	$717,586,135
	OTHER ASSETS IN EXCESS OF LIABILITIES - 40.5%	489,453,438
	NET ASSETS - 100.0%	$1,207,039,573

ETF - Exchange-Traded Fund

PLC - Public Limited Company

(a)	- Non-income producing security.

See accompanying notes to financial statements.

HCM INCOME PLUS FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 26.4%
	EQUITY - 20.2%
333,909	Invesco QQQ Trust Series 1	$93,588,014
205,931	Vanguard Growth ETF	45,899,961
		139,487,975
	FIXED INCOME - 6.2%
468,914	SPDR Bloomberg 1-3 Month T-Bill ETF	42,900,942

	TOTAL EXCHANGE-TRADED FUNDS (Cost $174,240,538)	182,388,917

	TOTAL INVESTMENTS - 26.4% (Cost $174,240,538)	$182,388,917
	OTHER ASSETS IN EXCESS OF LIABILITIES - 73.6%	507,380,592
	NET ASSETS - 100.0%	$689,769,509

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

The HCM Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

	HCM Tactical	HCM Dividend	HCM Income Plus
	Growth Fund	Sector Plus Fund	Fund
ASSETS
Investment securities:
At cost	$399,640,810	$662,235,963	$174,240,538
At fair value	$388,298,797	$717,586,135	$182,388,917
Cash and cash equivalents	582,504,841	484,879,111	508,259,118
Margin Deposit Held at Broker	6,607,886	6,739,609	—
Receivable for Fund shares sold	668,688	695,955	622,550
Dividends and interest receivable	333,166	302,967	312,629
Prepaid expenses	106,202	99,661	75,492
TOTAL ASSETS	978,519,580	1,210,303,438	691,658,706

LIABILITIES
Payable for Fund shares redeemed	549,872	1,255,239	1,005,848
Investment advisory fees payable	1,044,461	1,269,727	546,735
Distribution (12b-1) fees payable	338,268	421,496	211,838
Payable to related parties	81,669	227,463	49,957
Accrued expenses and other liabilities	97,970	89,940	74,819
TOTAL LIABILITIES	2,112,240	3,263,865	1,889,197
NET ASSETS	$976,407,340	$1,207,039,573	$689,769,509

Net Assets Consist Of:
Paid in capital	$989,633,088	$1,075,781,693	$727,870,023
Accumulated earnings (deficit)	(13,225,748)	131,257,880	(38,100,514)
NET ASSETS	$976,407,340	$1,207,039,573	$689,769,509

See accompanying notes to financial statements.

The HCM Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022

	HCM Tactical		HCM Dividend		HCM Income Plus
	Growth Fund		Sector Plus Fund		Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$752,627,992		$920,475,946		$565,518,402
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	37,145,413		53,273,798		42,784,030
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$20.26		$17.28		$13.22
Maximum offering price per share (maximum sales charge of 5.75%)	$21.50		$18.33		$14.02

Class I Shares:
Net Assets	$15,315,664		$17,169,579		$4,375,559
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	751,686		987,263		330,764
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.38		$17.39		$13.23

Class R Shares:
Net Assets	$23		$24
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$20.27	*	$17.28	*

Class A1 Shares:
Net Assets			$5,657
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)			326
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)			$17.35
Maximum offering price per share (maximum sales charge of 5.75%)			$18.41

Investor Class Shares:
Net Assets	$208,463,661		$269,388,367		$119,875,548
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,866,011		16,108,855		9,260,223
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$19.18		$16.72		$12.95

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

*	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

The HCM Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2022

	HCM Tactical	HCM Dividend	HCM Income Plus
	Growth Fund	Sector Plus Fund	Fund
INVESTMENT INCOME
Dividends	$4,528,270	$18,022,765	$8,409,174
Interest	397,615	306,948	311,632
TOTAL INVESTMENT INCOME	4,925,885	18,329,713	8,720,806

EXPENSES
Investment advisory fees	14,085,337	15,343,354	6,344,202
Distribution (12b-1) fees:
Class A	2,230,294	2,325,185	1,360,959
Class A1	—	25	—
Investor Class	2,218,826	2,623,188	1,175,668
Transfer agent fees	393,970	331,519	273,197
Administrative services fees	379,823	556,912	227,104
Third party administrative servicing fees	225,201	213,365	98,964
Accounting services fees	152,781	169,395	94,180
Registration fees	140,768	139,082	98,843
Custodian fees	84,647	87,453	50,119
Printing and postage expenses	52,718	43,959	41,698
Compliance officer fees	33,352	34,689	26,059
Audit fees	19,107	19,065	19,063
Trustees fees and expenses	15,780	15,947	14,981
Legal fees	14,009	14,883	14,285
Insurance expense	8,344	10,514	5,506
Other expenses	37,442	35,904	27,820
TOTAL EXPENSES	20,092,399	21,964,439	9,872,648

NET INVESTMENT LOSS	(15,166,514)	(3,634,726)	(1,151,842)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from investments	9,985,229	130,424,937	(41,251,062)
Net change in unrealized depreciation on investments	(297,376,762)	(276,543,619)	(107,496,471)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(287,391,533)	(146,118,682)	(148,747,533)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(302,558,047)	$(149,753,408)	$(149,899,375)

See accompanying notes to financial statements.

HCM Tactical Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment loss	$(15,166,514)	$(7,633,497)
Net realized gain from investments	9,985,229	13,328,201
Net change in unrealized appreciation (depreciation) on investments	(297,376,762)	234,089,207
Net increase (decrease) in net assets resulting from operations	(302,558,047)	239,783,911

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(10,110,121)	(11,877,525)
Class I	(126,148)	(73,255)
Class R	(1)	(1)
Investor Class	(2,481,730)	(3,408,130)
Net decrease in net assets resulting from distributions to shareholders	(12,718,000)	(15,358,911)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	695,646,408	307,637,999
Class I	24,667,538	8,199,824
Investor Class	120,814,070	81,741,088
Net asset value of shares issued in reinvestment of distributions:
Class A	9,566,060	10,619,303
Class I	123,948	73,255
Class R	1	1
Investor Class	2,433,524	3,377,613
Redemption fee proceeds:
Class A	34,104	39,889
Class I	258	298
Investor Class	4,636	11,364
Payments for shares redeemed:
Class A	(331,730,295)	(82,821,818)
Class I	(13,502,469)	(1,620,115)
Investor Class	(30,946,382)	(15,959,887)
Net increase in net assets resulting from shares of beneficial interest	477,111,401	311,298,814

TOTAL INCREASE IN NET ASSETS	161,835,354	535,723,814

NET ASSETS
Beginning of Year	814,571,986	278,848,172
End of Year	$976,407,340	$814,571,986

See accompanying notes to financial statements.

HCM Tactical Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
SHARE ACTIVITY
Class A:
Shares Sold	26,162,197	13,960,814
Shares Reinvested	325,709	494,158
Shares Redeemed	(13,307,699)	(3,787,110)
Net increase in shares of beneficial interest outstanding	13,180,207	10,667,862

Class I:
Shares Sold	990,860	373,422
Shares Reinvested	4,203	3,404
Shares Redeemed	(546,823)	(73,381)
Net increase in shares of beneficial interest outstanding	448,240	303,445

Class R:
Shares Reinvested	— +	— +
Net increase in shares of beneficial interest outstanding	— +	— +

Investor Class:
Shares Sold	4,850,016	3,870,428
Shares Reinvested	87,161	164,041
Shares Redeemed	(1,274,045)	(769,042)
Net increase in shares of beneficial interest outstanding	3,663,132	3,265,427

+	Amount represents less than one share.

See accompanying notes to financial statements.

The HCM Dividend Sector Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment loss	$(3,634,726)	$(2,084,461)
Net realized gain from investments	130,424,937	5,054,989
Net change in unrealized appreciation (depreciation) on investments	(276,543,619)	284,940,379
Net increase (decrease) in net assets resulting from operations	(149,753,408)	287,910,907

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	522,108,450	289,071,355
Class I	28,027,916	34,738,514
Class A1	3,087	5,088
Investor Class	123,621,985	92,471,633
Redemption fee proceeds:
Class A	30,648	39,454
Class I	682	1,407
Class A1	—	3
Investor Class	5,341	10,504
Payments for shares redeemed:
Class A	(229,094,935)	(98,902,827)
Class I	(40,193,833)	(8,086,555)
Class A1	(2,168)	(50,465)
Investor Class	(25,768,423)	(19,664,912)
Net increase in net assets resulting from shares of beneficial interest	378,738,750	289,633,199

TOTAL INCREASE IN NET ASSETS	228,985,342	577,544,106

NET ASSETS
Beginning of Year	978,054,231	400,510,125
End of Year	$1,207,039,573	$978,054,231

See accompanying notes to financial statements.

The HCM Dividend Sector Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
SHARE ACTIVITY
Class A:
Shares Sold	26,126,068	17,869,608
Shares Redeemed	(11,642,099)	(6,298,748)
Net increase in shares of beneficial interest outstanding	14,483,969	11,570,860

Class I:
Shares Sold	1,437,170	2,214,562
Shares Redeemed	(2,185,405)	(479,065)
Net increase (decrease) in shares of beneficial interest outstanding	(748,235)	1,735,497

Class A1:
Shares Sold	154	319
Shares Redeemed	(107)	(3,040)
Net increase (decrease) in shares of beneficial interest outstanding	47	(2,721)

Investor Class:
Shares Sold	6,382,483	5,939,234
Shares Redeemed	(1,354,034)	(1,296,545)
Net increase in shares of beneficial interest outstanding	5,028,449	4,642,689

See accompanying notes to financial statements.

The HCM Income Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income (loss)	$(1,151,842)	$134,305
Net realized gain (loss) from investments	(41,251,062)	1,497,033
Net change in unrealized appreciation (depreciation) on investments	(107,496,471)	84,754,436
Net increase (decrease) in net assets resulting from operations	(149,899,375)	86,385,774

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(2,560,944)	(1,541,156)
Class I	(41,413)	(11,866)
Investor Class	(254,145)	(183,833)
From return of capital:
Class A	(102,835)	—
Class I	(2,052)	—
Net decrease in net assets resulting from distributions to shareholders	(2,961,389)	(1,736,855)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	405,711,342	246,347,911
Class I	5,399,046	7,180,911
Investor Class	70,165,437	53,009,867
Net asset value of shares issued in reinvestment of distributions:
Class A	2,529,731	1,367,233
Class I	42,027	11,866
Investor Class	248,387	181,142
Redemption fee proceeds:
Class A	18,071	37,186
Class I	122	360
Investor Class	2,102	9,171
Payments for shares redeemed:
Class A	(134,072,639)	(64,262,719)
Class I	(6,605,944)	(1,028,318)
Investor Class	(21,103,747)	(11,767,548)
Net increase in net assets resulting from shares of beneficial interest	322,333,935	231,087,062

TOTAL INCREASE IN NET ASSETS	169,473,171	315,735,981

NET ASSETS
Beginning of Year	520,296,338	204,560,357
End of Year	$689,769,509	$520,296,338

See accompanying notes to financial statements.

The HCM Income Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
SHARE ACTIVITY
Class A:
Shares Sold	25,885,424	16,422,577
Shares Reinvested	153,877	90,068
Shares Redeemed	(8,870,367)	(4,307,539)
Net increase in shares of beneficial interest outstanding	17,168,934	12,205,106

Class I:
Shares Sold	367,381	465,326
Shares Reinvested	2,556	782
Shares Redeemed	(445,143)	(68,004)
Net increase (decrease) in shares of beneficial interest outstanding	(75,206)	398,104

Investor Class:
Shares Sold	4,531,125	3,618,545
Shares Reinvested	15,361	12,076
Shares Redeemed	(1,370,612)	(798,656)
Net increase in shares of beneficial interest outstanding	3,175,874	2,831,965

See accompanying notes to financial statements.

HCM Tactical Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$26.15	$16.32	$12.80	$14.68	$11.64
Activity from investment operations:
Net investment loss (1)	(0.31)	(0.29)	(0.17)	(0.10)	(0.17)
Net realized and unrealized gain (loss) on investments	(5.30)	10.80	3.69	(1.19)	3.21
Total from investment operations	(5.61)	10.51	3.52	(1.29)	3.04
Less distributions from:
Net realized gains	(0.28)	(0.68)	—	(0.59)	—
Total distributions	(0.28)	(0.68)	—	(0.59)	—
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.26	$26.15	$16.32	$12.80	$14.68
Total return (2)	(21.77)%	65.30%	27.50%	(8.36)%	26.12%
Net assets, at end of year (000s)	$752,628	$626,800	$216,981	$198,595	$137,794
Ratio of gross expenses to average net assets (3)(4)	1.64%	1.65%	1.71%	1.73%	1.80	% (8)
Ratio of net expenses to average net assets (4)	1.64%	1.65%	1.71%	1.73%	1.97	% (7)
Ratio of net investment loss to average net assets (4)(5)	(1.20)%	(1.33)%	(1.25)%	(0.75)%	(1.26)%
Portfolio Turnover Rate	107%	23%	140%	532%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptures by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Amount represents less than $0.005 per share.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from prior periods.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

HCM Tactical Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class I	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$26.23	$16.33	$12.81	$14.69	$11.65
Activity from investment operations:
Net investment income (loss) (1)	(0.25)	(0.25)	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investments	(5.32)	10.83	3.45	(1.37)	2.96
Total from investment operations	(5.57)	10.58	3.52	(1.29)	3.04
Less distributions from:
Net realized gains	(0.28)	(0.68)	—	(0.59)	—
Total distributions	(0.28)	(0.68)	—	(0.59)	—
Paid-in-Capital From Redemption Fees	0.00 (7)	—	—	—	—
Net asset value, end of year	$20.38	$26.23	$16.33	$12.81	$14.69
Total return (2)	(21.55)%	65.70%	27.48%	(8.35)%	26.09%
Net assets, at end of year (000s)	$15,316	$7,960	$16 (6)	$14 (6)	$15	(6)
Ratio of gross expenses to average net assets (3)(4)	1.39%	1.40%	1.46%	1.48%	1.55	% (9)
Ratio of net expenses to average net assets (4)	1.39%	1.40%	1.46%	1.48%	1.72	% (8)
Ratio of net investment income (loss) to average net assets (4)(5)	(0.95)%	(1.08)%	0.47%	0.56%	0.59%
Portfolio Turnover Rate	107%	23%	140%	532%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptures by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Actual net assets, not truncated.

(7)	Amount represents less than $0.005 per share.

(8)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from prior periods.

(9)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

HCM Tactical Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$26.16	$16.33	$12.81	$14.69	$11.65
Activity from investment operations:
Net investment income (1)	0.07	0.03	0.07	0.08	0.08
Net realized and unrealized gain (loss) on investments	(5.68)	10.48	3.45	(1.37)	2.96
Total from investment operations	(5.61)	10.51	3.52	(1.29)	3.04
Less distributions from:
Net realized gains	(0.28)	(0.68)	—	(0.59)	—
Total distributions	(0.28)	(0.68)	—	(0.59)	—
Net asset value, end of year	$20.27	$26.16	$16.33	$12.81	$14.69
Total return (2)	(21.76)%	65.26%	27.48%	(8.35)%	26.09%
Net assets, at end of year (000s) (6)	$23	$29	$16	$14	$15
Ratio of gross expenses to average net assets (3)(4)(9)	1.49%	1.50%	1.56%	1.58%	1.65	% (8)
Ratio of net expenses to average net assets (4)(9)	1.49%	1.50%	1.56%	1.58%	1.82	% (7)
Ratio of net investment income (loss) to average net assets (4)(5)(9)	(1.05)%	(1.18)%	0.47%	0.56%	0.59%
Portfolio Turnover Rate	107%	23%	140%	532%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptures by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Actual net assets, not truncated.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from prior periods.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

HCM Tactical Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$24.96	$15.71	$12.42	$14.37	$11.48
Activity from investment operations:
Net investment loss (1)	(0.49)	(0.44)	(0.27)	(0.20)	(0.27)
Net realized and unrealized gain (loss) on investments	(5.01)	10.37	3.56	(1.16)	3.16
Total from investment operations	(5.50)	9.93	3.29	(1.36)	2.89
Less distributions from:
Net realized gains	(0.28)	(0.68)	—	(0.59)	—
Total distributions	(0.28)	(0.68)	—	(0.59)	—
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$19.18	$24.96	$15.71	$12.42	$14.37
Total return (2)	(22.37)%	64.13%	26.49%	(9.04)%	25.17%
Net assets, at end of year (000s)	$208,464	$179,812	$61,867	$39,302	$26,838
Ratio of gross expenses to average net assets (3)(4)	2.39%	2.40%	2.46%	2.48%	2.55	% (8)
Ratio of net expenses to average net assets (4)	2.39%	2.40%	2.46%	2.48%	2.72	% (7)
Ratio of net investment loss to average net assets (4)(5)	(1.95)%	(2.08)%	(1.98)%	(1.48)%	(2.02)%
Portfolio Turnover Rate	107%	23%	140%	532%	18%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptures by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(5)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Amount represents less than $0.005 per share.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursed fees from prior periods.

(8)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

HCM Dividend Sector Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$19.05	$11.94	$10.93		$13.05	$12.81
Activity from investment operations:
Net investment income (loss) (1)	(0.03)	(0.03)	0.00	(6)	0.20	0.29
Net realized and unrealized gain (loss) on investments	(1.74)	7.14	1.10		(0.98)	1.29
Total from investment operations	(1.77)	7.11	1.10		(0.78)	1.58
Less distributions from:
Net investment income	—	—	(0.09)		(0.24)	(0.22)
Return of capital	—	—	(0.00	) (6)	—	—
Net realized gains	—	—	(0.00	) (6)	(1.10)	(1.12)
Total distributions	—	—	(0.09)		(1.34)	(1.34)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00		0.00	0.00
Net asset value, end of year	$17.28	$19.05	$11.94		$10.93	$13.05
Total return (2)	(9.29)%	59.55%	10.06%		(4.80)%	12.26%
Net assets, at end of year (000s)	$920,476	$739,011	$324,964		$374,600	$374,192
Ratio of gross expenses to average net assets (3)(5)(7)	1.63%	1.64%	1.69%		2.19%	2.54%
Ratio of net expenses to average net assets (5)(8)	1.63%	1.64%	1.69%		2.19%	2.54%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.14)%	(0.18)%	(0.01)%		1.67%	2.20%
Portfolio Turnover Rate	49%	2%	129%		220%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets (excluding interest expense)	1.69%	1.71%

(8)	Ratio of net expenses to average net assets (excluding interest expense)	1.69%	1.71%

See accompanying notes to financial statements.

HCM Dividend Sector Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class I	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$19.12	$11.95	$10.93		$13.05	$12.81
Activity from investment operations:
Net investment income (loss) (1)	(0.01)	0.03	0.02		0.29	0.47
Net realized and unrealized gain (loss) on investments	(1.72)	7.14	1.12		(1.07)	1.11
Total from investment operations	(1.73)	7.17	1.14		(0.78)	1.58
Less distributions from:
Net investment income	—	—	(0.12)		(0.24)	(0.22)
Return of capital	—	—	(0.00	) (6)	—	—
Net realized gains	—	—	(0.00	) (6)	(1.10)	(1.12)
Total distributions	—	—	(0.12)		(1.34)	(1.34)
Paid-in-Capital From Redemption Fees	0.00 (6)	0.00 (6)	—		—	—
Net asset value, end of year	$17.39	$19.12	$11.95		$10.93	$13.05
Total return (2)	(9.05)%	60.00%	10.44%		(4.80)%	12.25%
Net assets, at end of year (000s)	$17,170	$33,183	$17	(9)	$15 (9)	$16 (7)
Ratio of gross expenses to average net assets (3)(5)(8)	1.38%	1.39%	1.44%		2.19%	2.54%
Ratio of net expenses to average net assets (5)(9)	1.38%	1.39%	1.44%		2.19%	2.54%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.04)%	0.18%	0.17%		2.51%	3.55%
Portfolio Turnover Rate	49%	2%	129%		220%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Amount represents less than $0.005 per share.

(7)	Actual net assets, not truncated.

(8)	Ratio of gross expenses to average net assets (excluding interest expense)	1.69%	1.95%

(9)	Ratio of net expenses to average net assets (excluding interest expense)	1.69%	1.95%

See accompanying notes to financial statements.

HCM Dividend Sector Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class R	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$19.05	$11.94	$10.93		$13.05	$12.81
Activity from investment operations:
Net investment income (1)	0.19	0.18	0.09		0.28	0.45
Net realized and unrealized gain (loss) on investments	(1.96)	6.93	1.04		(1.06)	1.13
Total from investment operations	(1.77)	7.11	1.13		(0.78)	1.58
Less distributions from:
Net investment income	—	—	(0.12)		(0.24)	(0.22)
Return of capital	—	—	(0.00	) (6)	—	—
Net realized gains	—	—	(0.00	) (6)	(1.10)	(1.12)
Total distributions	—	—	(0.12)		(1.34)	(1.34)
Net asset value, end of year	$17.28	$19.05	$11.94		$10.93	$13.05
Total return (2)	(9.29)%	59.55%	10.32%		(4.80)%	12.26%
Net assets, at end of year (000s) (7)	$24	$26	$17		$15	$16
Ratio of gross expenses to average net assets (3)(5)(8)(10)	1.48%	1.49%	1.54%		2.04%	2.39%
Ratio of net expenses to average net assets (5)(9)(10)	1.48%	1.49%	1.54%		2.04%	2.39%
Ratio of net investment income to average net assets (4)(5)(10)	0.80%	1.00%	0.76%		2.37%	3.42%
Portfolio Turnover Rate	49%	2%	129%		220%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Amount represents less than $0.005 per share.

(7)	Actual net assets, not truncated.

(8)	Ratio of gross expenses to average net assets (excluding interest expense)	1.54%	1.80%

(9)	Ratio of net expenses to average net assets (excluding interest expense)	1.54%	1.80%

(10)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

HCM Dividend Sector Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A1	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$19.16	$12.04	$11.02		$13.04	$12.80
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	(0.09)	(0.03)		0.18	0.62
Net realized and unrealized gain (loss) on investments	(1.74)	7.21	1.12		(0.97)	0.94
Total from investment operations	(1.81)	7.12	1.09		(0.79)	1.56
Less distributions from:
Net investment income	—	—	(0.07)		(0.13)	(0.20)
Net realized gains	—	—	(0.00	) (6)	(1.10)	(1.12)
Total distributions	—	—	(0.07)		(1.23)	(1.32)
Paid-in-Capital From Redemption Fees	—	0.00 (6)	—		—	—
Net asset value, end of year	$17.35	$19.16	$12.04		$11.02	$13.04
Total return (2)	(9.45)%	59.14%	9.94%		(4.94)%	12.11%
Net assets, at end of year (000s)	$6	$5	$36		$71	$568
Ratio of gross expenses to average net assets (3)(5)(7)(9)	1.78%	1.79%	1.84%		2.34%	2.69%
Ratio of net expenses to average net assets (3)(5)(8)(9)	1.78%	1.79%	1.84%		2.34%	2.69%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.33)%	(0.60)%	(0.21)%		1.50%	4.66%
Portfolio Turnover Rate	49%	2%	129%		220%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets (excluding interest expense)	1.84%	1.86%

(8)	Ratio of net expenses to average net assets (excluding interest expense)	1.84%	1.86%

(9)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

HCM Dividend Sector Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Investor Class	June 30, 2022	June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018
Net asset value, beginning of year	$18.58	$11.73	$10.76		$12.87	$12.67
Activity from investment operations:
Net investment income (loss) (1)	(0.17)	(0.14)	(0.08)		0.11	0.19
Net realized and unrealized gain (loss) on investments	(1.69)	6.99	1.07		(0.96)	1.27
Total from investment operations	(1.86)	6.85	0.99		(0.85)	1.46
Less distributions from:
Net investment income	—	—	(0.02)		(0.16)	(0.14)
Net realized gains	—	—	(0.00	) (6)	(1.10)	(1.12)
Total distributions	—	—	(0.02)		(1.26)	(1.26)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00		0.00	0.00
Net asset value, end of year	$16.72	$18.58	$11.73		$10.76	$12.87
Total return (2)	(10.01)%	58.40%	9.18%		(5.48)%	11.44%
Net assets, at end of year (000s)	$269,388	$205,855	$75,510		$54,659	$44,423
Ratio of gross expenses to average net assets (3)(5)(7)(9)	2.38%	2.39%	2.44%		2.94%	3.29%
Ratio of net expenses to average net assets (5)(8)(9)	2.38%	2.39%	2.44%		2.94%	3.29%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.89)%	(0.90)%	(0.69)%		0.92%	1.46%
Portfolio Turnover Rate	49%	2%	129%		220%	127%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(6)	Amount represents less than $0.005 per share.

(7)	Ratio of gross expenses to average net assets (excluding interest expense)	2.44%	2.46%

(8)	Ratio of net expenses to average net assets (excluding interest expense)	2.44%	2.46%

(9)	The ratio presented is adjusted for 12b-1 fee class allocations and is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

HCM Income Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$16.25		$12.30	$10.25	$10.96	$10.35
Activity from investment operations:
Net investment income (loss) (1)	(0.01)		0.02	0.05	0.16	0.13
Net realized and unrealized gain (loss) on investments	(2.95)		4.01	2.09	(0.24)	0.69
Total from investment operations	(2.96)		4.03	2.14	(0.08)	0.82
Less distributions from:
Net investment income	(0.04)		(0.04)	(0.09)	(0.14)	(0.19)
Return of capital	(0.00	) (6)	—	—	—	—
Net realized gains	(0.03)		(0.04)	—	(0.49)	(0.02)
Total distributions	(0.07)		(0.08)	(0.09)	(0.63)	(0.21)
Paid-in-Capital From Redemption Fees (6)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of year	$13.22		$16.25	$12.30	$10.25	$10.96
Total return (2)	(18.28)%		32.85%	20.95%	(0.25)%	8.03%
Net assets, at end of year (000s)	$565,518		$416,354	$164,911	$165,377	$126,850
Ratio of gross expenses to average net assets (3)(4)	1.35%		1.38%	1.48%	1.46%	1.52%
Ratio of net expenses to average net assets (4)	1.35%		1.38%	1.48%	1.46%	1.52%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.05)%		0.19%	0.38%	1.47%	1.24%
Portfolio Turnover Rate	128%		5%	196%	563%	65%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain on investments.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

HCM Income Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended		Year Ended	Period Ended
Class I	June 30, 2022		June 30, 2021	June 30, 2020 (1)
Net asset value, beginning of period	$16.26		$12.30	$10.32
Activity from investment operations:
Net investment income (loss) (2)	0.05		(0.01)	0.03
Net realized and unrealized gain (loss) on investments	(2.98)		4.08	2.04
Total from investment operations	(2.93)		4.07	2.07
Less distributions from:
Net investment income	(0.07)		(0.07)	(0.09)
Return of capital	(0.00	) (7)	—	—
Net realized gains	(0.03)		(0.04)	—
Total distributions	(0.10)		(0.11)	(0.09)
Paid-in-Capital From Redemption Fees	0.00	(7)	0.00 (7)	—
Net asset value, end of period	$13.23		$16.26	$12.30
Total return (3)	(18.12)%		33.15%	20.13	% (9)
Net assets, at end of period (000s)	$4,376		$6,600	$96,770
Ratio of gross expenses to average net assets (4)(5)(8)	1.10%		1.13%	1.23%
Ratio of net expenses to average net assets (5)(8)	1.10%		1.13%	1.23%
Ratio of net investment income (loss) to average net assets (5)(6)(8)	0.31%		(0.08)%	0.28%
Portfolio Turnover Rate	128%		5%	196	% (9)

(1)	The HCM Income Plus Fund’s Class I shares commenced operations on September 11, 2019.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain on investments.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(7)	Amount represents less than $0.005 per share.

(8)	Annualized for periods less than one year.

(9)	Not annualized.

See accompanying notes to financial statements.

HCM Income Plus Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Investor Class	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018
Net asset value, beginning of year	$16.00	$12.16	$10.14	$10.87		$10.31
Activity from investment operations:
Net investment income (loss) (1)	(0.11)	(0.08)	(0.04)	0.07		0.03
Net realized and unrealized gain (loss) on investments	(2.91)	3.96	2.08	(0.23)		0.71
Total from investment operations	(3.02)	3.88	2.04	(0.16)		0.74
Less distributions from:
Net investment income	—	—	(0.02)	(0.08)		(0.16)
Net realized gains	(0.03)	(0.04)	—	(0.49)		(0.02)
Total distributions	(0.03)	(0.04)	(0.02)	(0.57)		(0.18)
Paid-in-Capital From Redemption Fees (6)	0.00	0.00	0.00	0.00		0.00
Net asset value, end of year	$12.95	$16.00	$12.16	$10.14		$10.87
Total return (2)	(18.90)%	31.93%	20.12%	(1.05	)% (7)	7.27%
Net assets, at end of year (000s)	$119,876	$97,342	$39,553	$22,824		$14,980
Ratio of gross expenses to average net assets (3)(4)	2.10%	2.13%	2.23%	2.21%		2.27%
Ratio of net expenses to average net assets (4)	2.10%	2.13%	2.23%	2.21%		2.27%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.75)%	(0.55)%	(0.41)%	0.72%		0.28%
Portfolio Turnover Rate	128%	5%	196%	563%		65%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain on investments.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investments in which the Fund invests as well as timing of subscriptions and redemptions within each share class.

(6)	Amount represents less than $0.005 per share.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1.	ORGANIZATION

The HCM Tactical Growth Fund (“HTGF”), HCM Dividend Sector Plus Fund (“HDSPF”), and HCM Income Plus Fund (“HIPF”) (each a “Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. HTGF’s and HDSPF’s investment objective is to seek long-term capital appreciation. HIPF’s investment objective is to seek total return. HTGF commenced operations on July 30, 2014. HDSPF commenced operations on March 11, 2015. HIPF commenced operations on November 9, 2016.

HTGF, HDSPF and HIPF offer Class A, Class I and Investor Class shares. HTGF and HDSPF also offer Class R shares. HDSPF also offers Class A1 shares. Class I shares in HIPF and Class R shares in HDSPF and HTGF are not currently available for sale. Class I, Class R and Investor Class shares are offered at net asset value. Class A and Class A1 shares are offered at net asset value plus a maximum sales charge of 5.75%. HTGF’s Investor Class shares were formerly known as Class C shares. Each class represents an interest in the same assets of each Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on the NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment non-exchange traded companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end non-exchange traded investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

independent parties, the fair value committee shall determine the fair value of such security using each following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions - Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended June 30, 2022, HTGF had a net realized loss of $3,402,121 on purchased options contracts. For the year ended June 30, 2022, HDSPF had a net realized gain of $759,299 on purchased options contracts. The activity herein is included within “Net realized gain (loss) from investments” in the Statement of Operations. There were no derivative instruments held by the Funds at the end of the prior or current year.

The Funds utilize various methods to measure the fair value of all their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for each Fund’s assets measured at fair value:

HCM Tactical Growth Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,376,312	$—	$—	$20,376,312
Exchange Traded Funds	367,922,485	—	—	367,922,485
Total	$388,298,797	$—	$—	$388,298,797

HCM Dividend Sector Plus Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$109,242,093	$—	$—	$109,242,093
Exchange Traded Funds	608,344,042	—	—	608,344,042
Total	$717,586,135	$—	$—	$717,586,135

HCM Income Plus Fund
Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$182,388,917	$—	$—	$182,388,917
Total	$182,388,917	$—	$—	$182,388,917

The Funds did not hold any Level 2 or 3 securities during the period.

*	See Schedule of Investments for industry classification.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Credit Facility – HDSPF has entered into a revolving line of credit agreement with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is up to 33 1/3% of HDSPF’s daily market value. Borrowings under this agreement bear interest on the outstanding principal at a rate equal to the interest rate. In the event of default, all loans will bear interest at a rate equal to 5.00% in excess of the interest rate specified or OBFR plus 151 bps, per annum, on the principal balance outstanding. There is no maturity on the line of credit and can be recalled at any time. During the year ended June 30, 2022, HDSPF did not draw on the line of credit. As a result, average borrowings and the average interest rate on the line during the year ended June 30, 2022 were $0 and 0%, respectively. As of June 30, 2022, HDSPF had no borrowings outstanding. HDSPF can withdraw against collateral as outlined in the Fund’s margin agreement.

Federal Income Taxes – The Funds have qualified income and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years June 30, 2019 through June 30, 2021, or expected to be taken in the Funds’ June 30, 2022 tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, were as follows:

Portfolio	Purchases	Sales
HCM Tactical Growth Fund	$925,807,384	$1,050,384,233
HCM Dividend Sector Plus Fund	507,719,955	594,654,152
HCM Income Plus Fund	623,912,511	794,174,764

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Howard Capital Management, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to advisory agreements with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of each Fund’s average daily net assets for HTGF and HDSPF and 0.95% for HIPF. For the year ended June 30, 2022, the Adviser earned investment advisory fees of $14,085,337, $15,343,354, and $6,344,202 for HTGF, HDSPF and HIPF, respectively.

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Pursuant to written contracts (the “Waiver Agreements”), the Adviser had agreed until October 31, 2021 for HTGF, HDSPF and HIPF, to waive a portion of its advisory fee and agreed to reimburse HTGF, HDSPF and HIPF for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation expenses, not incurred in the ordinary course of each Fund’s business) did not exceed the following amounts per annum of the average daily net assets of each class of shares:

				Class	Investor
	Class A	Class I	Class R	A1	Class
HTGF	1.99%	1.74%	1.84%	N/A	2.74%
HDSPF	1.99%	1.74%	1.84%	2.14%	2.74%
HIPF	1.99%	1.74%	N/A	N/A	2.74%

These fee waivers and reimbursements are subject to possible recoupment from each Fund by the Adviser in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver. HIPF has not met the expense limitation in any previous years, and therefore has no waivers eligible for future recoupment. During the year ended June 30, 2022, the Adviser waived $0 in fees pursuant to the Waiver Agreements for HTGF, HDSPF and HIPF. There are no previously waived expenses eligible for recoupment as of June 30, 2022 for HTGF, HDSPF, and HIPF. Effective November 1, 2021, the Funds do not have a Waiver Agreement in place.

Distributor – The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated at an annual rate of 0.25%, 1.00% and 0.10% of the average daily net assets attributable to Class A, Investor Class and Class R shares, respectively, for HTGF, 0.25%, 0.40%, 1.00%, and 0.10% of the average daily net assets attributable to Class A, Class A1, Investor Class and Class R shares, respectively for HDSPF, and 0.25% and 1.00% of the average daily net assets attributable to Class A and Investor Class shares, respectively for HIPF and is paid to Northern Lights Distributors, LLC to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. Class R shares are not currently accruing fees as they are not currently available for sale. During the year ended June 30, 2022, pursuant to the Plans, distribution fees for Class A shares, Class A1 shares and Investor Class shares were as follows:

Portfolio	Class A	Class A1	Investor Class
HCM Tactical Growth Fund	$2,230,294	$—	$2,218,826
HCM Dividend Sector Plus Fund	2,325,185	25	2,623,188
HCM Income Plus Fund	1,360,959	—	1,175,668

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. On sales of HTGF’s Class A shares for the year ended June 30, 2022, the Distributor received $471,665 from front-end sales charge of which $69,750 was retained by the principal underwriter or other affiliated broker-dealers. On sales of HDSPF’s Class A shares for the year ended June 30, 2022, the Distributor received $261,274 from front-end sales charges of which $37,276 was retained by the principal underwriter or other affiliated broker-dealers. On sales of HIPF’s Class A shares for the year ended June 30, 2022, the Distributor received $239,014 from front-end sales charges, of which $35,569 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by either Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Blu Giant, LLC (“Blu Giant”) - Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the periods ended June 30, 2022 and June 30, 2021 was as follows:

	For the period ended June 30, 2022:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
HCM Tactical Growth Fund	$—	$12,718,000	$—	$—	$12,718,000
HCM Dividend Sector Plus Fund	—	6,321,147	—	—	6,321,147
HCM Income Plus Fund	1,418,209	1,438,293	104,887	—	2,961,389

	For the period ended June 30, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
HCM Tactical Growth Fund	$—	$15,358,911	$—	$—	$15,358,911
HCM Dividend Sector Plus Fund	—	—	—	—	—
HCM Income Plus Fund	1,678,115	58,740	—	—	1,736,855

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The HDSPF utilized equalization in the amount of $6,321,147 which resulted in a difference between tax

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

distributions and book distributions as disclosed on the Statement of Changes for the period ended June 30, 2022. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
HCM Tactical Growth Fund	$—	$—	$6,820,534	$(8,704,269)	$—	$—	(11,342,013)	$(13,225,748)
HCM Dividend Sector Plus Fund	—	—	91,365,030	(2,340,402)	—	—	42,233,252	131,257,880
HCM Income Plus Fund	—	—	—	(3,635,248)	(42,613,645)	—	8,148,379	(38,100,514)

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gains from investments is primarily attributable to the tax deferral of losses on wash sales and C-corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
HCM Tactical Growth Fund	$8,704,269
HCM Dividend Sector Plus Fund	2,340,402
HCM Income Plus Fund	3,635,248

At June 30, 2022, the Funds utilized capital loss carry forwards (CLCF) for federal income tax purposes as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
HCM Tactical Growth Fund	$—	$—	$—	$—
HCM Dividend Sector Plus Fund	—	—	—	31,128,246
HCM Income Plus Fund	42,613,645	—	42,613,645	—

Permanent book and tax differences, primarily attributable to the book/tax treatment of the net operating losses, distributions in excess and equalization credits resulted in reclassification for the year ended June 30, 2022, as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
HCM Tactical Growth Fund	$(11,422,554)	$11,422,554
HCM Dividend Sector Plus Fund	3,247,711	(3,247,711)
HCM Income Plus Fund	(104,887)	104,887

The HCM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended June 30, 2022, HTGF, HDSPF, and HIPF assessed $38,998, $36,671, and $20,295 respectively, in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
HCM Tactical Growth Fund	$399,640,810	$32,639,068	$(43,981,081)	$(11,342,013)
HCM Dividend Sector Plus Fund	675,352,883	88,438,291	(46,205,039)	42,233,252
HCM Income Plus Fund	174,240,538	12,250,319	(4,101,940)	8,148,379

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, and could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders of HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, and HCM Income Plus Fund and the Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of HCM Tactical Growth Fund, HCM Dividend Sector Plus Fund, and HCM Income Plus Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Howard Capital Management, Inc. investment companies since 2015.

Denver, Colorado

August 29, 2022

The HCM Funds

EXPENSE EXAMPLES (Unaudited)

June 30, 2022

As a shareholder of the HCM Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and/or redemptions of Class A and A1 shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period *	During Period**
Actual	1/1/2022	6/30/2022	1/1/2022 - 6/30/2022	1/1/2022 - 6/30/2022
HCM Tactical Growth Fund - Class A	$1,000.00	$668.60	$7.07	1.71%
HCM Tactical Growth Fund - Class I	1,000.00	669.70	6.04	1.46%
HCM Tactical Growth Fund - Class R	1,000.00	668.80	6.45	1.56%
HCM Tactical Growth Fund - Investor Class	1,000.00	666.00	10.16	2.46%

HCM Dividend Sector Plus Fund - Class A	1,000.00	790.80	7.86	1.77%
HCM Dividend Sector Plus Fund - Class A1	1,000.00	790.10	8.52	1.92%
HCM Dividend Sector Plus Fund - Class I	1,000.00	792.30	6.75	1.52%
HCM Dividend Sector Plus Fund - Class R	1,000.00	790.80	7.19	1.62%
HCM Dividend Sector Plus Fund - Investor Class	1,000.00	787.90	7.18	2.52%

HCM Income Plus - Class A	1,000.00	791.60	6.53	1.47%
HCM Income Plus - Class I	1,000.00	979.27	5.99	1.22%
HCM Income Plus - Investor Class	1,000.00	789.20	9.85	2.22%

The HCM Funds

EXPENSE EXAMPLES (Unaudited)(Continued)

June 30, 2022

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period *	During Period**
Hypothetical	1/1/2022	6/30/2022	1/1/2022 - 6/30/2022	1/1/2022 - 6/30/2022
(5% return before expenses)
HCM Tactical Growth Fund - Class A	$1,000.00	$1,016.31	$8.55	1.71%
HCM Tactical Growth Fund - Class I	1,000.00	1,017.55	7.30	1.46%
HCM Tactical Growth Fund - Class R	1,000.00	1,017.06	7.80	1.56%
HCM Tactical Growth Fund - Investor Class	1,000.00	1,012.60	12.28	2.46%

HCM Dividend Sector Plus Fund - Class A	1,000.00	1,016.02	8.85	1.77%
HCM Dividend Sector Plus Fund - Class A1	1,000.00	1,015.27	9.59	1.92%
HCM Dividend Sector Plus Fund - Class I	1,000.00	1,017.26	7.60	1.52%
HCM Dividend Sector Plus Fund - Class R	1,000.00	1,016.76	8.10	1.62%
HCM Dividend Sector Plus Fund - Investor Class	1,000.00	1,012.30	8.08	2.52%

HCM Income Plus - Class A	1,000.00	1,017.50	7.35	1.47%
HCM Income Plus - Class I	1,000.00	1,018.74	6.11	1.22%
HCM Income Plus - Investor Class	1,000.00	1,013.79	11.08	2.22%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized

THE HCM FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

Renewal of Advisory Agreement – HCM Dividend Sector Plus Fund, HCM Income Plus Fund and HCM Tactical Growth Fund*

In connection with a meeting held on February 23-24, 2022, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Howard Capital Management, Inc. (the “Adviser”) and the Trust, with respect to HCM Dividend Sector Plus Fund (“HCM DSP”), HCM Income Plus Fund (“HCM IP”) and HCM Tactical Growth Fund (“HCM TG”) (collectively, the “HCM Funds”). In considering the renewal of the Advisory Agreements, the Board reviewed materials specifically relating to the HCM Funds and the Advisory Agreements.

The Board discussed the Adviser’s presentation and materials. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Services. The Board recognized that the Adviser had approximately $5.4 billion in total assets under management. The Board noted the broad investment experience and academic credentials of the Adviser investment personnel. The Board discussed how the Adviser utilized a proprietary quantitative model to determine when and in which market sectors the HCM Funds should be invested and augmented its models with third-party research on interest rate direction, international markets and macroeconomic factors. The Board reviewed the Adviser’s risk management plan that employed stop losses, closely monitored the market during times of market growth, and used mathematical market ratios in an effort to avoid major market downturns. The Board noted that the Adviser had defined inputs in its proprietary model to ensure compliance with each HCM Fund’s investment limitations, and that trades were verified weekly by the Adviser’s chief compliance officer and two third- party compliance consultants. The Board observed that the Adviser selected broker/dealers on the basis of best execution and had sufficient insurance coverage. The Board noted that the Adviser implemented cybersecurity protocols and carried cybersecurity insurance.

HCM DSP, HCM IP & HCM TG—With respect to HCM DSP, HCM IP and HCM TG, the Board observed that the Adviser quantitatively analyzed over 200 exchange traded funds, a large selection of mutual funds and a wide range of stocks of any capitalization for inclusion in each of the portfolios of HCM DSP, HCM IP and HCM TG. The Board discussed that the Adviser made adjustments to those portfolios based on its analysis.

The Board concluded that it could expect the Adviser to continue providing quality service to the HCM Funds and their respective shareholders.

THE HCM FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2022

Performance.

HCM DSP—The Board acknowledged that HCM DSP was a five-star Morningstar rated fund that outperformed its peer group and Morningstar category across all periods and outperformed its benchmark over the 1-year, 3-year and since inception periods. The Board recognized HCM DSP’s positive returns for each time period and acknowledged the Adviser’s assertion that HCM DSP’s performance over the past year was attributable to remaining invested in equities while not receiving any signals from the HCM Buy-Line to reduce exposure to the market. The Board concluded the Adviser provided reasonable returns to HCM DSP and its shareholders.

HCM IP—The Board observed that HCM IP earned a five-star rating from Morningstar and significantly outperformed its peer group, Morningstar category and benchmark across all periods. The Board noted that HCM IP ranked first in the first quartile for Net Returns across all periods. The Board concluded the Adviser provided reasonable returns to HCM IP and its shareholders.

HCM TG—The Board pointed out that HCM TG was a four-star Morningstar rated fund that outperformed its peer group, Morningstar category and benchmark across all periods. The Board noted that HCM TG ranked first in the first quartile for Net Returns and Sharpe Ratio over all periods except the since inception period, when it ranked in the second quartile for Sharpe Ratio. The Board concluded the Adviser provided reasonable returns to HCM TG and its shareholders.

Fees and Expenses.

HCM DSP—The Board observed that the advisory fee for HCM DSP was the highest of its peer group and its Morningstar category. The Board noted that the net expense ratio for HCM DSP was the highest of its peer group but well below the high of its Morningstar category. The Board discussed the Adviser’s rationale that its proprietary model commanded a premium, and that as a concentrated fund, HCM DSP required greater expertise, time, and research to be managed effectively. The Board acknowledged that construction of HCM DSP’s portfolio required peer group, market sector and stock valuation research and that the Adviser closely monitored the amount of HCM DSP’s leverage and its exposure to equities. The Board also considered that most of the funds in its peer group were extremely large organizations with much greater economies of scale. The Board concluded that the advisory fee for HCM DSP was not unreasonable.

HCM IP—The Board observed that the advisory fee and net expense ratio for HCM IP were the highest of its peer group and Morningstar category. The Board discussed the Adviser’s rationale that its proprietary model commanded a premium, and that additional research and expertise were needed to construct HCM IP’s portfolio and implement a successful trading plan. The Board also considered that most of the funds in its peer group were extremely large organizations with much greater economies of scale. The Board concluded that the advisory fee for HCM IP was not unreasonable.

THE HCM FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2022

HCM TG—The Board commented that the advisory fee for HCM TG was the highest of its peer group and Morningstar category. The Board noted that the net expense ratio for HCM TG was higher than the Morningstar category and peer group averages and medians, but well below the high of its Morningstar category. The Board discussed the Adviser’s rationale that its proprietary model commanded a premium, and that additional research and expertise were needed to construct HCM TG’s portfolio and implement a successful trading plan. The Board also considered that most of the funds in its peer group were extremely large organizations with much greater economies of scale. The Board concluded that the advisory fee for HCM TG was not unreasonable.

Economies of Scale.

HCM DSP, HCM IP & HCM TG—The Board noted that each of HCM DSP, HCM IP and HCM TG had grown in size and that the Adviser anticipated implementing breakpoints as each of HCM DSP, HCM IP and HCM TG exceeded $5 billion in assets under management. The Board recalled the Adviser’s justifications for increasing the level at which the Adviser projected to achieve economies of scale, which included its rising cost of labor, regulatory and compliance requirements, and continuous investments in technology and the HCM-BuyLine. The Board noted that the Adviser agreed to reconsider the propriety of breakpoints and would present its findings to the Board. The Board agreed to revisit this issue after the Adviser presented its findings.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its advisory services provided to each of the HCM Funds and noted that the Adviser had earned a reasonable profit in connection with each HCM Fund. The Board concluded that the Adviser’s profitability for any of the HCM Funds was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that renewal of each Advisory Agreement was in the best interests of the HCM Funds and their respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the HCM Funds.

The HCM Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	5	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	5	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	5	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015);PS Technology, Inc. (2010-2013).

*	As of June 30, 2022, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

6/30/22-NLFT III-v1

The HCM Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2022

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	August 2017 - August 2022	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016- 2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-969-8464.

6/30/22-NLFT III-v1

The HCM Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Howard Capital Management, Inc.

1145 Hembree Road

Roswell, Georgia 30076

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

HCMF-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $49,500

2021 – $46,500

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 – $11,100

2021 – $10,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022 2021

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $11,100

2021 - $10,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 9/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 9/8/22

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/8/22